UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2006
SIOUXLAND ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Nebraska (State or other jurisdiction of incorporation or organization)	333-123473 (Commission File Number)	22-3902184 (I.R.S. Employer Identification No.)
110 East Elk St.
Jackson, Nebraska 68743
(Address of principal executive offices)
(402) 632-2676
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Railroad Bridge Construction Agreement
On February 24, 2006, we entered into an agreement with Elk Horn Construction of Sergeant Bluff, Iowa (“Elk Horn”), an unrelated party, for the construction of two precast concrete bridges – an access road bridge, and a rail spur track bridge. Pursuant to the agreement, we will pay Elk Horn a lump sum of $1,043,770, subject to any change orders we approve. Pursuant to the agreement, Elk Horn will commence construction of the bridges no later than April 15, 2006, and will complete the construction of the access road bridge by July 1, 2006 and the rail spur track bridge by September 1, 2006. The bridges are necessary to provide rail and road access to the plant site.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIOUXLAND ETHANOL, LLC
February 28, 2006	/s/ Tom Lynch
Date	Tom Lynch, President